UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 13, 2022
_______________________________
Perella Weinberg Partners
(Exact Name of Registrant as Specified in Its Charter)

DE	001-39558	84-1770732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue
New York,	NY	10153
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (212) 287-3200
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 per share	PWP	Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PWPPW	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☒ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
Perella Weinberg Partners (the “Company” or “PWP”) has commenced today an underwritten primary offering of shares of its Class A common stock (the “Offering”). In connection with the Offering, the Company filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-1 relating to the Offering (the “Registration Statement”) on December 21, 2021 and Amendment No. 1 to the Registration Statement (the “Amendment”) on January 13, 2022. The Amendment contained the Company’s preliminary unaudited financial results for the three and twelve months ended December 31, 2021. These preliminary financial results are based upon the Company’s current estimates and are subject to completion of financial and operating closing procedures for the three and twelve months ended December 31, 2021, and therefore are subject to change. The preliminary financial results are furnished as Exhibit 99.1 hereto and incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
This report is neither an offer to purchase nor a solicitation of an offer to sell any securities.
Forward Looking Statements
The statements contained in this report include certain “forward-looking statements” within the meaning of the relevant securities laws, which reflect the Company’s current views with respect to, among other things, its operations and financial performance. You can identify these forward-looking statements by the use of words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A further list and description of these risks, uncertainties and other factors can be found in the Company’s filings with the SEC, including the Registration Statement, as amended by the Amendment.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Preliminary financial results for the three and twelve months ended December 31, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERELLA WEINBERG PARTNERS
(Registrant)

Date: January 13, 2022	By:	/s/ Gary Barancik
	Name:	Gary Barancik
	Title:	Chief Financial Officer